To be filed via Edgar with the Securities and Exchange Commission on
                                                                  April __, 2000

                                              Registration Statement No. 2-34277
                                                                ICA No. 811-1920


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 43 |X|

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 23 |X|


                                  STRALEM FUND
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       405 Park Avenue, New York NY 10022
 -------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 888-8123

            Philippe E. Baumann, 405 Park Avenue, New York, NY 10022
 -------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  Copy to:

                                  Susan J. Penry-Williams, Esq.
                                  Kramer Levin Naftalis & Frankel LLP
                                  919 Third Avenue
                                  New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

[X]      Immediately upon filing pursuant to paragraph (b)
[ ]      On (date) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]      On (date) pursuant to paragraph (a)(1)
[ }      On (date) pursuant to paragraph (a)(2)
[ ]      On (date) pursuant to paragraph (a)(2) of Rule 485

                                  STRALEM FUND
                               STRALEM EQUITY FUND




                                   PROSPECTUS




                                 April 24, 2000

The Securities and Exchange Commission has not approved or disapproved the shares of either Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents

                                                                            Page
Risk/Return Summary..........................................................1
  Investment Objective.......................................................1
  Principal Investment Strategies............................................1
  Principal Risks of Investing...............................................1
  Bar Chart and Performance Table............................................1
Fees and Expenses of the Fund................................................3
Example......................................................................4
Investment Objectives, Principal Strategies and Related Risks................5
  Investment Objective.......................................................5
  Principal Strategies.......................................................5
  Risks of Investing.........................................................5
Investment Adviser and Investment Advisory Agreement.........................7
Shareholder Information......................................................7
  Investment Minimums........................................................7
  Net Asset Value............................................................7
  How to Purchase Shares.....................................................8
  How to Exchange or Redeem Shares...........................................8
Dividends and Capital Gains Distributions....................................8
  Tax Issues.................................................................9
Financial Highlights........................................................10

RISK/RETURN SUMMARY

Investment Objective

Stralem Fund is a no-load mutual fund with the investment objective of realizing both income and capital appreciation in an attempt to maximize total return. Stralem Equity Fund is a no-load mutual fund with the investment objective of long-term capital appreciation.

Principal Investment Strategies

Stralem Fund

The Fund seeks to achieve its investment objective by investing in equity securities listed or traded on major U.S. stock exchanges and in U.S. Treasury bonds of varying maturities and by modifying the composition of the Fund's portfolio as economic and market trends change. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.

Stralem Equity Fund

The Fund seeks to achieve its investment objective by investing in equity securities listed or traded on major U.S. stock exchanges and in the over-the-counter market. The Fund will invest at least 65% of its assets in the equity securities of large capitalization U.S. companies. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.

Principal Risks of Investing

The Funds are subject to the risks common to all mutual funds that invest in equity securities and U.S. Treasury bonds. You may lose money by investing in the Funds if any of these occur:

   o the stock markets of the United States go down decreasing the value of equity securities;

   o a stock or stocks in the Funds' portfolios do not perform as well as expected;

   o for the Stralem Fund only, a change in interest rates that changes the value of a U.S. Treasury bond; or

   o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, the Funds are non-diversified which means that either Fund could have a portfolio with as few as twelve issuers. To the extent that a Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Stralem Fund by showing changes in that Fund's performance from year to year from January 1, 1990 through December 31, 1999. The following table also shows Stralem Fund's average annual returns for 1, 5 and 10 years compared with those of Lipper Flexible Portfolio Index Average. Past performance is not an indication of future performance.

Stralem Equity Fund has only been in existence since January 3, 2000. Therefore, no bar chart or performance table is presented for Stralem Equity Fund.

Bar Chart - Stralem Fund

Stralem Fund's annual total return for 1999 was 14.7%. The Fund's annual total return for 1998 was 24.7%. The Fund's annual total return for 1997 was 20.6%. The Fund's annual total return for 1996 was 7.2%. The Fund's annual total return for 1995 was 25.5%. The Fund's annual total return for 1994 was -5.6%. The Fund's annual total return for 1993 was 11.7%. The Fund's annual total return for 1992 was 4.7%. The Fund's annual total return for 1991 was 16.4%. The Fund's annual total return for 1990 was 1.8%.



[GRAPHIC INFORMATION]



The Fund's highest quarterly return was 11.3% (for the quarter ended 6/30/97). The lowest quarterly return was -7.6% (for the quarter ended 9/30/90).

Performance Table - Stralem Fund

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Ending      One        Five       Ten
12/31/99                                            Year      Years      Years
--------------------------------------------------------------------------------
Stralem Fund (after fees and expenses)             14.69%     18.36%     11.75%
--------------------------------------------------------------------------------
S&P 500*                                           20.89%     24.43%     27.14%
--------------------------------------------------------------------------------
J.P. Morgan U. S. Government Bond Index**          -6.60%     3.48%      5.61%
--------------------------------------------------------------------------------
* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. This is shown with dividends included.
** The J.P. Morgan U.S. Government Bond Index is comprised of U. S. Treasury notes and bonds. It is a weighted average and is adjusted daily to reflect changes in price and accrued interest. It assumes that interest is reinvested in the bond that pays the interest.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Stralem Fund --
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
Redemption Fee                                                           None
Exchange Fee                                                             None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees*                                                         1.00%
Distribution (12b-1) Fees                                                0.00%
Other Expenses                                                           0.35%
Total Annual Fund Operating Expenses*                                    1.35%

-----------------
* Includes administrative fees of 0.04% reimbursed to the Adviser.


Stralem Equity Fund --
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
Redemption Fee                                                           None
Exchange Fee                                                             None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees                                                          1.50%
Distribution (12b-1) Fees                                                0.00%
Other Expenses*                                                          0.20%
Total Annual Fund Operating Expenses*                                    1.70%

-----------------
*These expenses are based on estimated amounts for the current fiscal year.

EXAMPLE OF EXPENSES

This Example is intended to help you compare the cost of investing in either Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the investor redeems all of his or her shares at the end of each period and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

--------------------------------------------------------------------------------
                              1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Stralem Fund                   $137          $428         $739         $1,624
--------------------------------------------------------------------------------
Stralem Equity Fund            $173          $536
--------------------------------------------------------------------------------

The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in either Fund would bear directly or indirectly. Neither Stralem Fund nor Stralem Equity Fund has a contingent deferred sales charge or a redemption fee.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The Stralem Fund's investment objective is realizing both income and capital appreciation in an attempt to maximize total return. The Stralem Equity Fund's investment objective is long-term capital appreciation.

Principal Strategies

The Funds' investment strategies can be identified as "value-driven" and/or "flexible" investing. This means that when the Funds anticipate a generally rising stock market, the Funds invest in equity securities of companies that:

o    are listed or traded on major U.S. stock exchanges;
o    are a primary factor in their industry;
o    have an equity capitalization (at market) of at least $4 billion;
o    have a consistently strong and conservative balance sheet;
o have demonstrated a long-term potential for growth superior to the long-term inflation rate; and
o    can be purchased at a price which is in line with current earnings.

Stralem Fund

When the Stralem Fund anticipates a decline in the stock market, the Fund may shift its emphasis from equity securities to U.S. Treasury bonds if it believes that the total return from U.S. Treasury bonds will exceed returns from equity investments.

The Fund invests in U.S. Treasury bonds with longer maturities during periods when it anticipates lower interest rates and shorter-term U.S. Treasury bonds when it expects interest rates to rise. The Fund may also invest in money market instruments from banks insured by the Federal Deposit Insurance Corporation.

Stralem Equity Fund

During unfavorable market conditions, the Stralem Equity Fund may invest "defensively," that is, make temporary investments that are not consistent with the Fund's investment objective and principal strategies. As a result, the Fund may not achieve its investment objective. For example, if there is a market downturn or if the Fund must raise cash to meet redemption requests, the Fund may invest more assets in bonds or money market instruments, or invest in derivative instruments to protect the Fund's investments.

Risks of Investing

As with all mutual funds, investing in the Funds involves certain risks. We cannot guarantee that the Funds will meet their investment objectives or that the Funds will perform as in the past. You may lose money if you invest in the Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions. The Funds, however, intend to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and therefore apply to the
Funds:

      o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

      o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risk of Investing in Equity Securities

The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Funds:

      o Equity Risk. The value of the stock will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations.

Risks of Investing in U.S. Treasury Bonds

The following risk is common to all mutual funds that invest in U.S. Treasury bonds and therefore applies to the portion of the Stralem Fund that is invested in U.S. Treasury bonds:

      o Interest Rate Risk. The value of a U.S. Treasury bond may decline if interest rates change. The value of a such a security changes in the opposite direction from a change in interest rates. For example, the value of the security typically decreases when interest rates rise. In general, U.S. Treasury bonds with longer maturities are more sensitive to changes in interest rates than those with shorter maturities.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the "Adviser"), 405 Park Avenue, New York, NY 10022 is the investment adviser of each Fund. The Adviser, an investment adviser registered with the SEC, was founded in November 22, 1966. The Adviser manages funds for individuals, trusts, pension plans and other institutional investors. The Adviser also performs some brokerage functions for its clients.

Advisory Services. Under its investment advisory agreement (the "Contract") with each Fund, the Adviser screens and analyzes potential investments for the Funds and, subject to the investment restrictions and policies of each Fund, determines the amount of each investment that should be made and the form of such investment. The Adviser also reviews and re-evaluates the Funds' portfolios, periodically, to determine at what point investments have met the Funds' investment objective or are unlikely to meet such objective. The Adviser then purchases or sells the Funds' investments as it deems appropriate and consistent with the Funds' investment objectives. The Adviser also provides certain clerical, statistical and other administrative services for the Funds.

Stralem Fund

For the year ending December 31, 1999, the Fund paid a quarterly management fee calculated at an annual rate of 1.00% of the Fund's average weekly net assets on the first $50 million and 0.75% of the Fund's average weekly net assets on amounts between $50 million and $100 million. Of the total management fee paid, 0.96% was paid for advisory services and 0.04% was reimbursed to the Adviser for administrative services.

Stralem Equity Fund

For providing these services, the Fund pays the Adviser a quarterly management fee calculated at an annual rate of 1.50% of the Fund's average weekly net assets.

Portfolio  Manager.  Philippe  E.  Baumann is  primarily  responsible  for the
day-to-day  management  of  the  Funds'  portfolios.   Mr.  Baumann  has  been
executive vice president of the Adviser since 1973.

SHAREHOLDER INFORMATION

Investment Minimums.

The minimum initial investment in the Stralem Fund is $100. The minimum initial investment in the Stralem Equity Fund is $200,000 but current investors of the Stralem Fund are not subject to the investment minimum for Stralem Equity Fund. There is no minimum for subsequent investments. We may reduce or waive the minimum investment requirements in some cases.

Net Asset Value. The net asset value ("NAV") per share of the each Fund is determined as of 4:00 p.m. Eastern Standard Time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting each Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of each Fund.

How to Purchase Shares. You must be a client of the Adviser to purchase shares of either Fund. Clients may purchased shares from the Adviser at 405 Park Avenue, New York, New York 10022. When you purchases shares of either Fund, you will pay no sales charges, underwriting discounts or commissions. The Fund's shares are continuously offered for sale at NAV. The Funds must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, it will be processed the next business day.

How to Exchange or Redeem Shares. You may exchange shares of the Stralem Equity Fund for shares of the Stralem Fund and shares of Stralem Fund for shares of Stralem Equity Fund. You may redeem shares of either Fund without charge at any time by telephone. If you were issued certificates, you must submit your properly endorsed certificates with your signature guaranteed. Please contact the Adviser for information about obtaining a signature guarantee.

When you exchange shares, you sell your shares of one Fund and buy shares of the other Fund. When you exchange or redeem shares, your shares will be valued at the next-determined NAV of such shares. The Funds must receive your purchase or exchange request by the close of the Exchange to receive the NAV of that day. The Funds will pay you as soon as reasonably practicable after receipt of the redemption request and certificates. In any event, the Funds will pay you within three business days. Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Suspension of Redemptions. The Funds may suspend at any time redemption of shares or payment when:

            o the Exchange is closed;
            o trading on the Exchange is restricted; or
            o certain emergency circumstances exists.

Exchange Limit. In order to limit expenses, the Funds reserve the right to limit to two the number of exchanges you can make in any year.

Dividends and Capital Gains Distributions. The Funds intend to distribute all or most of their net investment income and net capital gains to shareholders annually. If you are buying shares of the Stralem Fund, you should indicate on your purchase application whether you want your dividends and distributions automatically paid to you in cash or reinvested in the Funds at NAV. Otherwise, dividends and/or capital gains distributions with respect to the Stralem Fund will be automatically reinvested, and dividends and/or capital gains distributions with respect to the Stralem Equity Fund will be automatically paid to you in cash.

Tax Issues. The Funds intend to continue to qualify as regulated investment companies, which means that they pay no federal income tax on the earnings or capital gains they distribute to their shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.

      o Ordinary dividends from a Fund are taxable as ordinary income and dividends from a Fund's long-term capital gains are taxable as capital gain.

      o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

      o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

      o We will mail you tax statements every January showing the amounts and tax status of the distributions you received.

      o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

      o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      o You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Stralem Fund

This financial highlights table is intended to help you understand the Stralem Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. Richard A. Eisner & Company, LLP has audited this information. Richard A. Eisner & Company LLP's report along with further detail on the Fund's financial statements are included in the annual report which is available upon request.

For a capital share of the Stralem Fund outstanding throughout the period

                                             Year Ended December 31,
                                     1999     1998     1997     1996     1995

Net asset value, beginning of       $15.14    $13.15   $11.66   $11.55    $9.77
                                    ------    ------   ------   ------    -----
period

Income from investment operations:
  Net investment income                .32       .35      .41      .47      .49
  Net gains or losses on              1.90      2.90     2.00      .36     2.00
                                      ----      ----     ----      ---     ----
securities

Total from investment income          2.22      3.25     2.41      .83     2.49
                                      ----      ----     ----      ---     ----

Less distributions:
  Dividends from net investment       (.31)     (.34)    (.40)    (.47)    (.49)
income
  Distributions from capital gains    (.49)     (.92)    (.52)    (.25)    (.22)
                                      -----     -----    -----    -----    -----

Total distributions                   (.80)    (1.26)    (.92)    (.72)    (.71)
                                      -----    ------    -----    ----     -----

Net asset value, end of period      $16.56    $15.14   $13.15   $11.66   $11.55
                                    ------    ------   ------   ------   -------

Total Return                         14.69%    24.70%   20.62%    7.22%   25.45%
                                     ------    ------   ------    -----   ------

Ratio/supplemental data:
  Net assets, end of period (in
    thousands)                     $65,793   $48,662  $35,586  $30,849  $29,483
  Ratio of expenses to average        1.35%     1.18%    1.19%    1.21%    1.23%
    net assets
  Ratio of net investment income
    to average net assets             1.97%     2.30%    2.87%    3.72%    4.12%
Portfolio turnover rate              20.00%    18.00%   52.00%   17.00%   35.00%

Stralem Equity Fund

The Stralem Equity Fund commenced selling shares in January 2000 and thus has no performance history and no financial highlights for review.

[back cover]
Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about Stralem Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected Stralem Fund's performance during its last fiscal year.

To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi-annual reports or to make any other inquiries about the Funds, you may call the Funds collect at (212) 888-8123. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Copies of this information may also be obtained for a duplicating fee by electronic request to publicinfo@sec.gov, or by writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009. Information about the Fund is also available on the SEC's EDGAR database on its internet site at http://www.sec.gov.



Investment Company Act File No. 811-1920.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  STRALEM FUND
                                 405 Park Avenue
                            New York, New York 10022

                                  STRALEM FUND
                               STRALEM EQUITY FUND

                                 April 24, 2000


This Statement of Additional Information ("SAI") is not a Prospectus. This SAI should be read in conjunction with the prospectus of Stralem Fund and Stralem Equity Fund dated April 24, 2000 (each Fund to which this SAI relates will be referred to as, collectively, the "Funds") pursuant to which shares of the Funds are offered (the "Prospectus"). This SAI should also be read in conjunction with Stralem Fund's Annual Report for the year ended December 31, 1999. This SAI is incorporated by reference in its entirety into the Prospectus. To obtain a copy of the Prospectus, please write to Stralem Fund at 405 Park Avenue, New York, New York 10022 or call collect at (212) 888-8123.

Stralem & Company Incorporated serves as the Funds' investment adviser (the "Investment Adviser").

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

General Information........................................................B-2

Organization and History...................................................B-2

Investment Objective, Policies and Techniques..............................B-2

Management of the Funds....................................................B-4

Control Persons and Principal Holders of Securities........................B-6

Investment Adviser.........................................................B-7

Brokerage Allocation.......................................................B-9

Codes of Ethics............................................................B-9

Additional Information on Purchase, Redemption and Pricing of Shares.......B-10

Performance of the Funds...................................................B-10

Taxes......................................................................B-11

Additional Information About the Funds.....................................B-15

Financial Statements.......................................................B-16

                               GENERAL INFORMATION

      The SAI provides a further discussion of certain matters described in the Prospectus and other matters which may be of interest to investors. No investment in shares of the Funds should be made without first reading the Prospectus.

                            ORGANIZATION AND HISTORY

      Stralem Fund (the "Trust" or "Stralem") is an open-end management investment company. Stralem was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, Stralem was reorganized into a Delaware business trust. Currently, the Trust offers two separate, non-diversified series portfolios: Stralem Fund and Stralem Equity Fund.

                INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objectives of the Funds

      The investment objective of Stralem Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The investment objective of Stralem Equity Fund is long-term capital appreciation.

Investment Policies

      Since 1974, Stralem Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. Stralem Equity Fund's investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges. Both Funds are non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of each Fund's assets is invested in a smaller number of issuers, an investment in either Fund may be considered more speculative than an investment in a diversified fund.

Other Investment Techniques

      Each Fund may purchase and sell covered options on stocks and stock price index listed on major exchanges or traded over-the counter where the total cost of such options does not exceed 10% of the net asset value of a Fund at the time of purchase. A covered option is one where a Fund owns the underlying securities.

Turnover Rate

      During 1999, 1998 and 1997 the turnover rate of Stralem Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Fund during the period, was approximately 20%, 18% and 52%, respectively. Neither Stralem Fund nor Stralem Equity Fund can predict what its turnover rate will be in 2000. A high rate of turnover may result in increased income and gain which would have to be distributed to a Fund's shareholders in order for a Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Fundamental Investment Restrictions

      Each Fund has adopted the following investment restrictions which cannot be changed without approval of the holders of a majority of its outstanding shares of that Fund. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of a Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of a Fund.

            1. Each Fund may not issue any senior security (as defined by the Investment Company Act of 1940 (the "1940 Act")), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each Fund may borrow as authorized by the 1940 Act.

            2. Each Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of that Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before that Fund may make additional investments.

            3. Each Fund may underwrite securities of other issuers, except to extent that it may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

            4. The Funds may not concentrate their investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of a Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

            5. The Funds may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Funds may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Funds have no current intention of so doing.

            6. The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

            7. The Funds may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

            Stralem Fund has also adopted the following investment restrictions which cannot be changed without shareholder vote:

            8. As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer.

            9. The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.

      Each Fund will also be subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualifications as a Regulated Investment Company".

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

      The Board of Trustees is responsible for the over-all operations of the Funds. The officers of the Funds, under the direction of the Board of Trustees, are responsible for the day-to-day operations of the Funds. The Board of Trustees and Officers of the Funds are as follows:


                            Shares of Funds      Current Principal Occupation
 Name, Office, Address        Beneficially         and Principal Occupation
        and Age            Owned Directly or        During Past Five Years
            ---                                     ----------------------
                               Indirectly
                           at March 31, 2000

Philippe E. Baumann       129,895 Stralem Fund   Mr. Baumann has been a
(69)*                     2,808 Stralem Equity   Director and Vice-President of
Trustee and President            Fund(1)         Stralem & Company Incorporated
405 Park Avenue                                  from 1970 to May 31, 1973.
New York, NY  10022                              Since June 1, 1973, he has
                                                 been its Executive Vice
                                                 President.

Hirschel B. Abelson       200,161 Stralem Fund   Mr. Abelson has been a
(66)*                     4,436 Stralem Equity   Director and President of
Secretary and Treasurer          Fund(2)         Stralem & Company Incorporated
405 Park Avenue                                  since June 1, 1973.
New York, NY  10022

Kenneth D. Pearlman         394 Stralem Fund     Mr. Pearlman has been the
(69)                    100 Stralem Equity Fund  Managing Director of The Evans
Trustee                                          Partnership, an investment
745 Fifth Avenue                                 partnership, since 1992.
New York, NY  10151

Michael T. Rubin (59)     4,019 Stralem Fund(3)  From 1974 through his
Trustee                 200 Stralem Equity Fund  retirement in June 1997, Mr.
425 Park Avenue South                            Rubin served as Vice President
New York, NY  10016                              of Stralem Fund and an
                                                 Assistant Vice President and
                                                 an Assistant Secretary of
                                                 Stralem & Company
                                                 Incorporated.

Jean Paul Ruff (65)        816 Stralem Fund(4)   Mr. Ruff has been President of
Trustee                 130 Stralem Equity Fund  Hawley Fuel Coal, Inc. since
351 East 84th Street                             1976 and Chairman since 1980.
New York, NY  10028

Philippe Labaune (31) *    1,328 Stralem Fund    Mr. Labaune has been employed
Vice President           26 Stralem Equity Fund  by Stralem & Company
405 Park Avenue                                  Incorporated since May 1997.
New York, NY  10022                              He has served as Assistant
                                                 Vice President and Assistant
                                                 Secretary of Stralem & Company
                                                 Incorporated and Vice
                                                 President of Stralem Fund
                                                 since October 1997. He was a
                                                 trader at Societe Generale
                                                 Securities Corp. from
                                                 1995-1997 and a student at
                                                 Pace University prior to 1995.

Joann Paccione (43)                0              Ms. Paccione has been
Assistant Secretary and                           Assistant Secretary and
Assistant Treasurer                               Assistant Treasurer of Stralem
405 Park Avenue                                   Fund since April 1990. She was
New York, NY 10022                                employed as an accountant by
                                                  Richard A. Eisner & Company,
                                                  LLP from 1981 through October
                                                  1987. Since October 1987, Ms.
                                                  Paccione has been engaged in
                                                  providing accounting services
                                                  on an independent basis.

--------------------

* Interested person as defined in the Investment Company Act of 1940, as amended, by reason of relationship as officer or trustee.

1 Does not include 190,263 shares owned in the aggregate by two children of Mr. Baumann and 13,782 shares owned by his wife, but includes 126,459 shares of Stralem Fund owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust; 3,436 shares of Stralem Fund held directly; and 2808 shares of Stralem Equity Fund owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust.

2 Does not include 3,135 shares owned in the aggregate by three children of Mr. Abelson and 394 shares owned by his wife, but includes 199,767 shares of Stralem Fund owned beneficially by Mr. Abelson through his interest in Stralem Employees Profit Sharing Trust; 394 shares of Stralem Fund held directly and 4,436 shares of Stralem Equity Fund owned beneficially by Mr. Abelson through his interest in Stralem Employees Profit Sharing Trust.

3 Does not include an aggregate of 209 shares owned by Mr. Rubin's daughter, of which shares he disclaims beneficial ownership.

4 Does not include 47,580 shares owned in the aggregate by two children of Mr. Ruff and by Mr. Ruff's wife in custody for his daughter, of which shares he disclaims beneficial ownership.

      Mr. Baumann has served as a director since April 27, 1972. Mr. Pearlman was elected a director for the first time on February 6, 1974. Mr. Ruff was elected a director at the Annual Meeting of Stockholders held on April 23, 1980. Mr. Rubin was elected a director on October 8, 1997 to fill the seat left vacant upon the death of William Hertan in December 1996. At a meeting of shareholders on April 7, 1999, Messrs. Baumann, Pearlman, Ruff and Rubin were elected to serve as Trustees.

      None of the Board of Trustees and Officers of the Funds receives any compensation, other than Trustees' fees, from the Funds. The Funds pay each Trustee who is not an employee of the Investment Adviser a Trustee's fee of up to $1,200 a year for meetings attended, and reimburses them for their out-of-pocket expenses incurred on Fund business. No Trustees' out-of-pocket expenses were claimed or reimbursed during 1999. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:

                                      Pension or                     Total
                                      Retirement     Estimated   Compensation
                        Aggregate      Benefits        Annual      from the
                       Compensation   Accrued as      Benefits       Funds
   Name of Person,      from the        Part of         Upon       Paid to
       Position           Funds      Fund Expenses   Retirement    Trustees
       --------           -----      -------------   ----------    --------

Jean Paul Ruff,            $800            0             0           $800
Trustee

Kenneth D. Pearlman,      $1,000           0             0          $1,000
Trustee

Michael T. Rubin,         $1,000           0             0          $1,000
Trustee

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of March 31, 2000, Stralem Fund had 5,000,000 authorized shares of beneficial interest, par value $0.01, of which Stralem Fund had 3,881,532 shares of beneficial interest issued and outstanding and Stralem Equity Fund had 187,418 shares of beneficial interest issued and outstanding. The following table shows certain information as to the holdings of shareholders with 5% or more of Stralem Fund's outstanding shares and the trustees and officers of Stralem Fund as a group as of March 31, 2000:

Stralem Fund

                                                Amount and Nature
        Name of                                  of Beneficial       Percent
    Beneficial Owner            Address            Ownership(1)      of Class
    ----------------            -------            ----------       --------
Stralem Employees'       405 Park Avenue         450,296 shares      11.60%
Profit Sharing Trust     New York, New York
                         10022

Brown Brothers Harriman- 59 Wall Street          570,194 shares2     14.69%
UBS                      New York, New York
                         10005
--------------------
1     Unless otherwise indicated, all ownership is record and beneficial.
2     Record only.

Stralem Equity Fund

                                                Amount and Nature
        Name of                                  of Beneficial       Percent
    Beneficial Owner            Address            Ownership(1)      of Class
    ----------------            -------            ----------       --------
Simone Nordman           c/o Murs F. Meyer        9,467 shares        5.05%
                         Case Postale 1880
                         1211 Geneva 1,
                         Switzerland

Lombard Odier            11 Rue de Law            10,000 shares       5.34%
                         Corraterie
                         1204 Geneva,
                         Switzerland

Stralem Employees'       405 Park Avenue          10,000 shares       5.34%
Profit Shares Trust      New York, New York
                         10022

Jan Krukowski R/O IRA    Delaware Charter         10,566 shares       5.64%
                         Trustee
                         120 East End Avenue
                         New York, New York
                         10028-7533

Cambon Finance           4 Rue Cambon            11,238 shares(2)     6.00%
                         75001 Paris, France

Generali Assurances      Attn: H.K.               11,580 shares       6.18%
(Familia)                Schonenberger
                         Teufenerstrasse 25
                         9001 St. Gahen,
                         Switzerland

Brown Brothers Harriman  59 Wall Street          80,000 shares2      42.69%
General Assurances       New York, New York
Generales                10005

--------------------
1     Unless otherwise indicated, all ownership is record and beneficial.
2     Record only.

                               INVESTMENT ADVISER

      The Investment Adviser, Stralem & Company Incorporated, having an office at 405 Park Avenue, New York, New York 10022, is the investment adviser to the Funds under separate contracts (each, a "Contract") dated April 18, 2000 with Stralem Fund and January 3, 2000 with Stralem Equity Fund. Pursuant to each Contract, the Investment Adviser provides the Funds with, and pays for, all office space and utilities and all research and investment services. The Investment Adviser provides the Funds with, and initially pays for (subject to reimbursement by the Funds, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Funds for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Funds.

Contract with Stralem Fund

      Under its Contract, Stralem Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Fund referred to above; such reimbursement is limited by its Contract to $25,000 per annum. Stralem Fund reimburses the Investment Adviser for, among other things, the expenses and compensation of its employees incurred in preparing reports for Stralem Fund, in performing Stralem Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Fund. Stralem Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Fund. Stralem Fund's Contract is reviewed annually by the Board of Trustees who may in their discretion approve the continuation of the Contract.

      The continuation of Stralem Fund's Contract was last approved on April 18, 2000 at a meeting of the Board of Trustees held for that purpose. Previously, Stralem Fund's Contract was approved and adopted by Stralem Fund's shareholders at an Annual Shareholders' meeting held on April 7, 1999 following the conversion to a Delaware business trust. This Contract replaced the prior investment management agreement of Stralem Fund dated February 28, 1977.

      Stralem Fund pays the Adviser an advisory fee as described in its Contract. Under the Contract, Stralem Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Fund during the quarterly period then ended:

            1/4 of 1.00% of the first $50 million of such net asset value (1.00% annually),

            3/16 of 1.00% of the next $50 million of such net asset value (0.75% annually), and

            1/8 of 1.00% of such net asset value in excess of $100 million (0.50% annually).

The total payment under Stralem Fund's Contract for 1999 was $629,755, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Fund. The total payment under Stralem Fund's Contract for 1998 was $505,341, of which $24,945 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Fund. The total payment under Stralem Fund's Contract for 1997 was $412,175 of which $21,240 was a reimbursement for the Investment Adviser's expenses attributable to the administration of Stralem Fund.

Contract with Stralem Equity Fund

      Under its Contract, Stralem Equity Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Equity Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Equity Fund referred to above. Stralem Equity Fund reimburses the Investment Adviser for, among other things, the actual expenses and compensation of its employees incurred in preparing reports for Stralem Equity Fund, in performing

Stralem Equity Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Equity Fund. Stralem Equity Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Equity Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Equity Fund. Stralem Equity Fund's Contract is reviewed annually by the Board of Trustees who may in their discretion approve the continuation of the Contract.

      Stralem Equity Fund pays the Adviser an advisory fee as described in its Contract. Under its Contract, Stralem Equity Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Equity Fund during the quarterly period then ended:

            1/4 of 1.50% of the first $100 million of such net asset value (1.50% annually),

            1/4 of 1.25% of the next $100 million of such net asset value (1.25% annually), and

            1/4 of 1.00% of such net asset value in excess of $200 million (1.00% annually).

      Each Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of a Fund, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, each Contract may be terminated, without the payment of any penalty, at any time by the Board of Trustees or by the Investment Adviser, or by the vote of a majority of the outstanding shares of a Fund upon not more than 60 days' written notice, and will be automatically terminated upon any assignment thereof.

Allocation of Investments

      The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Funds, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Adviser may at times consider purchases and sales of the same investment securities for the Funds as well as for one or more of the other accounts which they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Funds and such other accounts in an equitable manner with each account paying the average share price for all transactions in a particular security on a given business day. In making such allocation, the main factors considered would be the respective investment objectives of a Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by a Fund and each of the other accounts, the tax status of a Fund and the other accounts, and the size of investment commitments generally held by a Fund and the other accounts. All transaction costs relating to these purchases and sales will be shared pro rata by the Funds and the other accounts based on each account's participation in a transaction.

      Within the limits set forth in Section 17 of the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund may invest in securities the issuers of which are clients of the Investment Adviser, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933 (the "Securities Act").

      Each Fund pays an investment advisory fee to the Investment Adviser; accordingly, investment advisory clients of the Investment Adviser who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Adviser renders investment advice and who own shares of a Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to clients of the Investment Adviser which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in a Fund.

      Mr. Philippe E. Baumann is an officer and trustee of the Funds and also of the Investment Adviser. Mr. Abelson is an officer of the Funds and is also an officer of the Investment Adviser. Mr. Labaune is an officer of the Funds and an officer of the Investment Adviser. The following persons, as of March 31, 2000, beneficially owned 5% or more of the Investment Adviser's outstanding voting common stock: President of the Investment Adviser, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Adviser, Philippe E. Baumann (33.3%); and Vice President of the Investment Adviser, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and Unger together control the Investment Adviser. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting common stock of the Investment Adviser.

                              BROKERAGE ALLOCATION

      Decisions to buy and sell securities for a Fund and assignment of portfolio business and negotiation of commission rates, where applicable, are made by the Investment Adviser. It is the Funds' policy to obtain the best prices and execution of orders available, and, in doing so, the Funds will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of a Fund. Where commissions paid reflect services furnished to a Fund in addition to execution of orders, each Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of that Fund. It is possible that certain of such services may have the effect of reducing the Investment Adviser's expenses.

      During 1999, 1998, and 1997, Stralem Fund's brokerage amounted to $39,168, $37,935, and $57,500, respectively, 100% of which was placed through the Investment Adviser or affiliated persons of Stralem Fund or the Investment Adviser or any other brokers an affiliated person of which is an affiliated person of Stralem Fund or the Investment Adviser. The Contracts do not contain any provision requiring a Fund's brokerage to be transacted through the Investment Adviser. The Board of Trustees has reviewed and approved the foregoing brokerage arrangements.

      With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Adviser at a commission rate less favorable than the Investment Adviser's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Adviser is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Adviser's overall responsibilities to the Funds. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Adviser will not reflect anything other than payment for the execution services performed on the particular transactions.

      When a Fund purchases or sells a security "over-the-counter" if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of a Fund a better execution will be achieved through the use of a broker.

      The Contracts do not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of a Fund which the Investment Adviser may receive.

      The Investment Adviser will not participate in commissions paid by a Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                                 CODES OF ETHICS

      The Trust and Stralem & Company Incorporated have each adopted a Code of Ethics (the "Codes of Ethics") to comply with Rule 17j-1 under the Investment Company Act of 1940, as amended. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the

Funds and Stralem & Company Incorporated without preclearance. The Board of Trustees will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The procedures under the Adviser's Code of Ethics require preclearance of all personal securities investments by persons who have access to certain sensitive investment information. The Codes of Ethics are on file with and available from the Securities and Exchange Commission.

     ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

      Shares of the Funds may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares, which pursuant to a distribution agreements dated as of April 30, 1999 with Stralem Fund and January 3, 2000 with Stralem Equity Fund, acts without any compensation as exclusive representative of the Funds in making such sales. Stralem & Company Incorporated receives, on behalf of the Funds, subscriptions for shares and payments therefor. The April 30, 1999 distribution agreement for Stralem Fund replaced the prior distribution agreement dated February 28, 1977.

      Shares of each Fund may be exchanged for shares of the other Fund. Sales and exchanges of the Funds shares are executed at the Fund's prevailing net asset value per share as of the date the purchase or exchange request is received, if received before 4:00 p.m.

                            PERFORMANCE OF THE FUNDS

      From time to time, the "average annual total return" and "total return" of an investment in a Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

      Total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by a Fund of future rates of return on its shares. The total return of the shares of a Fund are affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Total Returns

      The "average annual total return" of a Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return ("T" in the formula below) based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                  P(1+T)n = ERV

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV - P = Cumulative Total Return
                        -------
                           P

In calculating total return for a Fund, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P"). Total return also assumes that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

                                      TAXES

      The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Special tax considerations may apply to certain types of investors subject to special treatment under the Code, (including, for example, insurance companies, banks and tax-exempt organizations).

Qualification as a Regulated Investment Company

      Each Fund intend to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by a Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to a Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by a Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and a Fund grants qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by a Fund will be treated as a short-term capital gain or loss.
      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of a Fund' total assets in securities of any such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

      If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of a Fund's current or accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. Generally, a dividend Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of Code
Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Funds currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

      Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of a Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale, redemption or exchange of shares in that Fund. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received. deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes a Fund with proper notification of his/her foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Consideration

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      Each Fund is a separate series of Stralem Fund, a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of each Fund shall not be liable for the obligations of that Fund. The Trust Instrument also provides for indemnification out of Fund property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

      The Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by a Fund and in a Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

      Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022 is the independent certified public accountant for the Funds and performs auditing services for the Funds.

      Schroder & Co. Inc. (the "Custodian"), a Delaware corporation which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Adviser clears its securities transactions, acts as the custodian for all securities of the Funds. The Custodian's principal office is presently located at 787 Seventh Avenue, New York, New York 10019. Each Fund has a bank checking account with Chase Manhattan Bank.

      Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 serves as counsel to the Funds.

      Each Fund acts as its own transfer agent, registrar and dividend agent.

                              FINANCIAL STATEMENTS

      The audited financial statements for Stralem Fund (formerly Stralem Fund, Inc.) and the notes thereto as of December 31, 1999 are incorporated herein by reference to Stralem Fund's Annual Report to Shareholders dated February 2000. The December 31, 1999 financial statements are incorporated herein in reliance upon the report of Richard A. Eisner & Company, LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

      Copies of the Annual Report may be obtained free of charge by telephoning Stralem at the telephone number appearing on the front page of this SAI.

PART C

OTHER INFORMATION

Item 23.     Exhibits.

(a) Charter

    (i) Amendment dated December 11, 1987, incorporated by reference herein from Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A dated May 1, 1988 (the "1988 Registration Statement").

    (ii) Charter, as amended, incorporated by reference from Post-Effective Amendment No. 21 dated March 31, 1980 (SEC Reg. No. 2-34277) (the "1980 Registration Statement").

    (iii) Certificate of Trust, filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1999, accession number 0000922423-99-000367 and incorporated herein by reference.

    (iv) Form of Trust Instrument, filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1999, accession number 0000922423-99-000367 and incorporated herein by reference.

(b) By-laws

    (i) Restated and amended, effective as of February 24, 1988, incorporated by reference herein from 1988 Registration Statement.

    (ii) By-laws effective prior to February 24, 1988, incorporated by reference herein from the 1980 Registration Statement.

    (iii) Form of Trust Bylaws, filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1999, accession number 0000922423-99-000367 and incorporated herein by reference.

(c) Not applicable.

(d) Investment Advisory Contracts.

    (i)  Incorporated by reference from the 1980 Registration Statement.

    (ii) Form of new Investment Advisory Agreement, filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1999, accession number 0000922423-99-000367 and incorporated herein by reference.

    (iii) Form of Investment Advisory Agreement for Stralem Equity Fund, filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on January 10, 2000, accession number 0000922423-00-000042 and incorporated herein by reference.

(e)  Distribution Agreements.

    (i)  Incorporated by reference from the 1980 Registration Statement.

    (ii) Form of new Distribution Agreement, filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1999, accession number 0000922423-99-000367 and incorporated herein by reference.

    (iii) Form of Distribution Agreement for Stralem Equity Fund, filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on January 10, 2000, accession number 0000922423-00-000042 and incorporated herein by reference.

(f)  Not applicable.

(g)  Custodian Agreements.

    (i) Incorporated by reference from the 1980 Registration Statement.

    (ii) Form of new Custodian Agreement, filed as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed electronically on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(h)  Not applicable.

(i)  Legal Opinion.

    (i) Opinion of Kramer Levin Naftalis & Frankel LLP, filed as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed electronically on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

    (ii) Opinion of Morris, Nichols, Arsht & Tunnell, filed as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed electronically on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(j)  Consents

    (i)  Consent of Counsel, filed herewith.

    (ii) Consent of Independent Public Accountants, filed herewith.

(k)  Not applicable.

(l)  Not applicable.

(m)  Not applicable.

(n)  Not applicable.

(p)  Codes of Ethics.

    (i)  Code of Ethics of Stralem Fund, filed herewith

    (ii) Code of Ethics of Stralem & Company Incorporated, filed herewith.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.

Item 25.    Indemnification.

Indemnification in Form of Trust Instrument for Delaware business trust.

    Section 10.02 Indemnification

    (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the word "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b)     No indemnification shall be provided hereunder to a Covered
Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any covered Persona and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contact or otherwise under law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.    Business and Other Connections of Investment Adviser.

        The names and principal occupations of the officers and directors of the Investment Adviser are:

Name and Title                          Principal Occupation
--------------                          --------------------
Hirschel B. Abelson                     President of Stralem & Company
Director and President                  Incorporated

Philippe E. Baumann                     Executive Vice President of Stralem &
Director and Executive Vice President   Company Incorporated

M. Joel Unger                           Vice President of Stralem & Company
Director and Vice President             Incorporated

Irene Bergman                           Assistant Vice President of Stralem &
Assistant Vice President                Company Incorporated

Philippe Labaune                        Assistant Vice President and
Assistant Vice President                Assistant Secretary of Stralem &
                                        Company Incorporated

Adam Abelson                            Assistant Vice President of
                                        Stralem & Company Incorporated

    Except for Mr. Unger, the address of each of the foregoing is 405 Park Avenue, New York, NY 10022. Mr. Unger's address is 1650 Yates Street, Denver, CO 90203.

Item 27.    Principal Underwriters.

                (a) Stralem & Company Incorporated, the only underwriter of the Fund, does not act as a principal underwriter, depositor or investment advisor to any other investment company.

                (b) Please see the table furnished in response to Item 26 above. In addition, Mr. Philippe E. Baumann, the President and a Trustee of the Fund, is the Executive Vice-President and a Director of Stralem & Company Incorporated. Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Mr. Philippe Labaune, Vice-President of the Fund, is also an Assistant Vice-President and Assistant Secretary of Stralem & Company Incorporated.

                (c)  Inapplicable.

Item 28.    Location of Accounts and Records.

        All accounts and records are in the physical possession of Stralem Fund at 405 Park Avenue, New York, New York 10022.

Item 29.    Management Services.

        Inapplicable.

Item 30.    Undertakings.

        The Registrant will provide each person to whom a prospectus is delivered with a copy of Stralem Fund's most recent annual report to shareholders upon request and without charge.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of April, 2000.


                        STRALEM FUND


                       By: /s/ Philippe E. Baumann
                           -----------------------------
                         Philippe E. Baumann, President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                   Title                         Dates
        ----------                   -----                         -----

/s/Philippe E. Baumann             Trustee and President          April 18, 2000
----------------------------       (Principal Executive Officer)
   (Philippe E. Baumann)


/s/Kenneth D. Pearlman             Trustee                        April 18, 2000
----------------------------
   (Kenneth D. Pearlman)

/s/Jean Paul Ruff                  Trustee                        April 18, 2000
----------------------------
(Jean Paul Ruff)


/s/Michael Rubin                   Trustee                        April 18, 2000
----------------------------
(Michael Rubin)


/s/Hirschel B. Abelson             Secretary and Treasurer        April 18, 2000
----------------------------       (Principal Financial and
(Hirschel B. Abelson)              Accounting Officer)

                                  EXHIBIT INDEX

Ex-99.j(i)      Consent of Kramer Levin Naftalis & Frankel LLP
Ex-99.j(ii)     Consent of Richard A. Eisner & Company, LLP
Ex-99.p(i)      Form of Code of Ethics of Stralem Fund
Ex-99.p(ii)     Form of Code of Ethics of Stralem & Company Incorporated